SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  NOVEMBER 27, 1996


                  THE STROBER ORGANIZATION, INC.
      (Exact Name of Registrant as specified in its charter)


        DELAWARE                   0-15339            11-2822910
(State or other jurisdiction      Commission          IRS Employer
     of incorporation)            File Number         Identification No.


550 HAMILTON AVENUE, BROOKLYN, NEW YORK                          11232

    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (718) 832-1212

                                           N/A

  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 5. OTHER EVENTS. On November 27, 1996, the Registrant issued a Press Release, the text of which is attached hereto as Exhibit 20.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.



(c)   EXHIBITS


EXHIBIT                                                 PAGE WHERE
NUMBER                      DESCRIPTION                 LOCATED
[S]                         [C]         		[C]                          [C]

   20                       Press Release dated           5
			    November 27, 1996

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE STROBER ORGANIZATION, INC.



                           By:/S/ DAVID J. POLISHOOK
			   ----------------------------------------------
                              DAVID J. POLISHOOK, Chief Financial Officer

                    THE STROBER ORGANIZATION, INC.

                                 EXHIBIT INDEX
                                      TO
                            FORM 8-K CURRENT REPORT




EXHIBIT                                                    PAGE WHERE
NUMBER                      DESCRIPTION                    LOCATED
[S]                         [C]                            [C]

   20                       Press Release dated 	      5
			    November 27, 1996

                                  EXHIBIT 20

                 Press Release dated November 27, 1996

                       FOR IMMEDIATE RELEASE

FOR:  THE STROBER ORGANIZATION, INC.

From:  David Polishook, Chief Financial Officer
       Tel: (718) 832-1212


        STROBER ANNOUNCES PURPORTED CLASS ACTION COMPLAINT
                 FILED REGARDING MERGER AGREEMENT


     Brooklyn, New York, November 27, 1996 - THE STROBER ORGANIZATION, INC.

(NASDAQ-STRB) reported today the following:

     On November 11, 1996, Strober announced entering into a definitive merger agreement with a third party purchaser which provided for all of

Strober's common stock to be acquired for $6.00 per share, in cash, for an aggregate fully diluted purchase price of approximately $32 million.

     Strober announced today that a purported stockholder has commenced a lawsuit against the Company and its directors in New York State court,

seeking certification as a class action, in connection with this announced merger agreement.  This stockholder principally alleges that the directors failed to properly market the Company.

     Strober stated that it believes the complaint is without merit and that it intends to vigorously defend against this claim. In February 1996,

the Company issued a press release advising the general public that the

Company had retained an investment advisor to explore strategic alternatives in order to maximize stockholder value, including the possible merger or sale of the Company.  In connection with the merger agreement the

Company will in due course be distributing a proxy statement to each

Company stockholder that describes the Company's search process and the merger agreement.

     Strober is a leading supplier of building materials to professional contractors from 11 centers in New York, New Jersey, Connecticut and

Pennsylvania.

For more information contact: David J. Polishook
                              Chief Financial Officer
                              Tel: (718) 832-1212
                              Fax: (718) 499-2523